Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

16.            Subsequent Events:

a)	On July 7, 2025, the Company agreed to sell the vessels Star Owl, which was delivered to its new owners on July 28, 2025, and Star Sandpiper, which is expected to be delivered during the third quarter of 2025.

b)	On July 8, 2025 and July 9, 2025, the vessels Star Georgia and Star Petrel were delivered to their new owners, respectively.

c)	In July 2025, the Company early terminated its existing interest rate swap agreements with ING (Note 13), and received a total amount of $784, representing the valuation of these swaps as of the termination date.

d)	Pursuant to the Share Repurchase Program in July 2025, the Company repurchased 146,627 shares in open market transactions at an average price of $17.2 per share for an aggregate consideration of $2,526.

e)	On August 6, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on or about September 10, 2025 to all shareholders of record as of August 28, 2025.

f)	On August 6, 2025, the Company’s Board of Directors cancelled the previous share repurchase program under which $20,376 was still outstanding to be repurchased and authorized a new share repurchase program, with similar terms, of up to an aggregate of $100,000 (together with the previous authorized share repurchase programs, the “Share Repurchase Program”). The timing and amount of any repurchases will be in the sole discretion of the Company’s management team, and will depend on legal requirements, market conditions, the share price, alternative uses of capital and other factors. The Company is not obligated under the terms of the Share Repurchase Program to repurchase any of its common shares. The Share Repurchase Program has no expiration date and may be suspended or terminated by the Company’s Board of Directors at any time without prior notice. Common shares purchased as part of this program will be cancelled by the Company.